                                                   UNITED STATES

       SECURITIES AND EXCHANGE COMMISSION

                                                             Washington, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): January 25, 2006

                                                         CSP Incorporated

                                       (Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

                             0-10843                               04-2441294

(Commission File Number) (IRS Employer Identification No.)

                      43 Manning Road, Billerica, Massachusetts              01821-3901

                      (Address of principal executive offices)                   (Zip Code)

                                                                     (978) 663-7598

                                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01 Other Events - Updating Status of 2005 Form 10K and Delisting Notification

The Company expects to file its annual report on Form 10-K the week of January 30, 2006, with the Securities Exchange Commission, and with Nasdaq, our annual report on Form 10-K for our fiscal year ended September 30, 2005.

(c) Exhibits

99.1 Press Release Dated January 25, 2006

Contact: Gary Levine

Chief Financial Officer

CSP Inc.

Tel: 978.663.7598 ext. 1200

Fax: 978.663.0150

CSP Updates Status of 2005 Form 10-K

and Delisting Notification

BILLERICA, MA, January 25, 2006 - CSP Inc. (NASDAQ:CSPIE), a provider of IT Solutions, systems integration services and dense cluster computing systems, announced today that it is continuing the work on its annual report on Form 10-K for its fiscal year ended September 30, 2005. The principal cause of delay is the preparation of revisions to the Company's statements of cash flows in prior periods. Such revisions do not affect previously disclosed revenues and earnings. At present, the Company's expectation is that it will file its annual report during the week of January 30, 2006.

As previously disclosed, on January 17, 2006, the Company received a letter from the Nasdaq National Market notifying the Company that because it had failed to file with Nasdaq its annual report on Form 10-K for its 2005 fiscal year, its securities are subject to delisting from the Nasdaq Stock Market. On January 24, 2006, the Company requested from Nasdaq, and was granted, a hearing on this matter, which has the effect of staying the delisting action at least until the hearing. The hearing is scheduled for February 16, 2006.

About CSP Inc.

Based in Billerica, Massachusetts and founded in 1968, CSP Inc. (NASDAQ:CSPI) and its subsidiaries develop and market best-of-breed IT solutions, image processing software, systems integration services, and high-performance computer systems. Its Systems segment includes the MultiComputer Division, which supplies high-performance Linux cluster systems for a broad array of defense applications, including radar, sonar and surveillance signal processing. The Company's MODCOMP, Inc. subsidiary, also part of its Service and System Integration segment, was founded in 1970 and which includes the fiscal 2003 acquisition of Technisource, is a leading provider of IT solutions and systems integration services. MODCOMP works with third parties to develop customized solutions in the global IT markets and has offices in the U.S., U.K., and Germany. More information about CSP is available on the Company's website at http://www.CSPI.com. To learn more about MODCOMP, Inc., please consult http://www.modcomp.com